BYLAWS

                                       OF

                          BRIGGS & STRATTON CORPORATION

                      AS AMENDED AND RESTATED JUNE 14, 2001



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                                TABLE OF CONTENTS

                           ARTICLE I. OFFICES; RECORDS

1.01        Principal and Business Offices.....................................1
1.02        Registered Office..................................................1
1.03        Corporate Records..................................................1

                            ARTICLE II. SHAREHOLDERS

2.01        Annual Meeting.....................................................1
2.02        Special Meetings...................................................2
2.03        Place of Meeting...................................................5
2.04        Notices to Shareholders............................................5
2.05        Fixing of Record Date..............................................6
2.06        Shareholder List...................................................9
2.07        Quorum; Postponement; Adjournments.................................9
2.08        Conduct of Meetings...............................................10
2.09        Proxies...........................................................10
2.10        Voting of Shares..................................................11
2.11        Notice of Shareholder Business and Nomination of Directors........11

                         ARTICLE III. BOARD OF DIRECTORS

3.01        General Powers....................................................14
3.02        Resignations and Qualifications...................................14
3.03        Regular Meetings..................................................14
3.04        Special Meetings..................................................14
3.05        Meetings By Telephone or Other Communication Technology...........14
3.06        Notice of Meetings................................................14
3.07        Quorum............................................................15
3.08        Manner of Acting..................................................15
3.09        Conduct of Meetings...............................................15
3.10        Vacancies.........................................................15
3.11        Compensation......................................................15
3.12        Presumption of Assent.............................................15
3.13        Committees........................................................15

                              ARTICLE IV. OFFICERS

4.01        Appointment.......................................................16
4.02        Resignation and Removal...........................................16
4.03        Vacancies.........................................................16
4.04        Chairman of the Board.............................................17
4.05        President.........................................................17
4.06        Shared Duties of Chairman of the Board and President..............17
4.07        Chief Executive Officer...........................................17
4.08        Chief Financial Officer...........................................17
4.09        Vice Presidents (including Executive Vice Presidents
             and Senior Vice Presidents)......................................17

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4.10        Secretary.........................................................17
4.11        Treasurer.........................................................18
4.12        Assistants and Acting Officers....................................18
4.13        Salaries..........................................................18

              ARTICLE V. CERTIFICATES FOR SHARES AND THEIR TRANSFER

5.01        Certificates for Shares...........................................18
5.02        Signature by Former Officer, Transfer Agent or Registrar..........19
5.03        Transfer of Shares................................................19
5.04        Restrictions on Transfer..........................................19
5.05        Lost, Destroyed or Stolen Certificates............................19
5.06        Consideration for Shares..........................................19
5.07        Stock Regulations.................................................19

                          ARTICLE VI. WAIVER OF NOTICE

6.01        Shareholder Written Waiver........................................20
6.02        Shareholder Waiver by Attendance..................................20
6.03        Director Written Waiver...........................................20
6.04        Director Waiver by Attendance.....................................20

                      ARTICLE VII. ACTION WITHOUT MEETINGS

7.01        Director Action Without Meeting...................................20
7.02        Shareholder Action Without Meeting................................20

                          ARTICLE VIII. INDEMNIFICATION

8.01        Mandatory Indemnification of Directors and Officers...............24
8.02        Indemnification for Successful Defense............................24
8.03        Procedural Requirements...........................................24
8.04        Nonduplication....................................................24
8.05        Determination of Right to Indemnification.........................25
8.06        Advance of Expenses...............................................26
8.07        Nonexclusivity....................................................26
8.08        Court-Ordered Indemnification.....................................27
8.09        Indemnification and Allowance of Expenses of Certain Others.......27
8.10        Insurance.........................................................27
8.11        Securities Law Claims.............................................28
8.12        Liberal Construction; Severability................................28
8.13        Definitions Applicable to this Article............................28
8.14        Contractual Nature of Article VIII; Repeal or
            Limitation of Rights..............................................30

                                ARTICLE IX. SEAL


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                              ARTICLE X. AMENDMENTS

10.01       By Shareholders...................................................30
10.02       By Directors......................................................30
10.03       Implied Amendments................................................31



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                                     BYLAWS
                                       OF
                          BRIGGS & STRATTON CORPORATION

                          ARTICLE I. OFFICES; RECORDS

     1.01 Principal and Business Offices. The corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

     1.02 Registered Office. The registered office of the corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin. The address of the registered office may be changed from time to time by any officer or by the registered agent. The office of the registered agent of the corporation shall be identical to such registered office.

     1.03 Corporate Records. The following documents and records shall be kept at the corporation's principal office or at such other reasonable location as may be specified by the corporation:

          (a) Minutes of shareholders' and Board of Directors' meetings and any written notices thereof.

          (b) Records of actions taken by the shareholders or directors without a meeting.

          (c) Records of actions taken by committees of the Board of Directors.

          (d) Accounting records.

          (e) Records of its shareholders.

          (f) Current Bylaws.

          (g) Written waivers of notice by shareholders or directors (if any).

          (h) Written consents by shareholders or directors for actions without a meeting (if any).

          (i) Voting trust agreements (if any).

          (j) Stock transfer agreements to which the corporation is a party or of which it has notice (if any).

          (k) Consents by shareholders and directors.

                            ARTICLE II. SHAREHOLDERS

     2.01 Annual Meeting. The annual meeting of the shareholders (the "Annual Meeting") shall be held on the third Wednesday of October of each year at 9:00 a.m. local time, or at such other time and date as may be fixed by or under the authority of the Board of Directors. If the day fixed for the

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Annual Meeting is a legal holiday in the State of Wisconsin, then such meeting shall be held on the next succeeding Business Day (as defined below). In fixing a meeting date for any Annual Meeting, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of its business judgment. At each Annual Meeting, the shareholders shall elect that number of directors equal to the number of directors in the class whose term expires at the time of such Annual Meeting. At any Annual Meeting, only other business properly brought before the meeting in accordance with Section 2.11 may be transacted. If the election of directors is not held on the day designated herein, or fixed as herein provided, for any Annual Meeting, or at any adjournment thereof, then the Board of Directors shall cause the election to be held at a special meeting of the shareholders (a "Special Meeting") as soon thereafter as may be convenient.

     2.02 Special Meetings.

          (a) A Special Meeting may be called only by (i) the Chairman of the Board, (ii) the President or (iii) a majority of the Board of Directors and shall be called by the President upon the demand, in accordance with this
     Section 2.02, of the holders of record of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting.

          (b) In order that the corporation may determine the shareholders entitled to demand a Special Meeting, the Board of Directors may fix a record date to determine the shareholders entitled to make such a demand (the "Demand Record Date"). The Demand Record Date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors and shall not be more than ten days after the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. Any shareholder of record seeking to have shareholders demand a Special Meeting shall, by sending written notice to the Secretary of the corporation by hand or by certified or registered mail, return receipt requested, request the Board of Directors to fix a Demand Record Date. The Board of Directors shall promptly, but in all events within ten days after the date on which a valid request to fix a Demand Record Date is received, adopt a resolution fixing the Demand Record Date and shall make a public announcement of such Demand Record Date. If no Demand Record Date has been fixed by the Board of Directors within ten days after the date on which such request is received by the Secretary, then the Demand Record Date shall be the 10th day after the first date on which a valid written request to set a Demand Record Date is received by the Secretary. To be valid, such written request shall set forth the purpose or purposes for which the Special Meeting is to be held, shall be signed by one or more shareholders of record and by the beneficial owner or owners, if any, on whose behalf the request is made, shall bear the date of signature of each such shareholder and any such beneficial owner and shall set forth all information about each such shareholder and any such beneficial owner that would be required to be set forth in a shareholder's notice described in
     Section 2.11(a)(ii) as if the notice related to an Annual Meeting.

          (c) In order for a shareholder or shareholders to demand a Special Meeting, a written demand or demands for a Special Meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting, calculated as if the Demand Record Date were the record date for the Special Meeting, must be delivered to the corporation. To be valid, each written demand by a shareholder for a Special Meeting shall set forth the specific purpose or purposes for which the Special Meeting is to be held (which purpose or purposes shall be


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     limited to the purpose or purposes set forth in the written request to set a Demand Record Date received by the corporation pursuant to Section 2.02(b)), shall be signed by one or more persons who as of the Demand Record Date are shareholders of record and by the beneficial owners, if any, on whose behalf the demand is made, shall bear the date of signature of each such shareholder and any such beneficial owner, and shall set forth the name and address, as they appear in the corporation's books, of each such shareholder and any such beneficial owner signing such demand and the class and number of shares of the corporation which are owned of record and/or beneficially by each such shareholder and any such beneficial owner, shall be sent to the Secretary by hand or by certified or registered mail, return receipt requested, and shall be received by the Secretary within seventy days after the Demand Record Date.

          (d) The corporation shall not be required to call a Special Meeting upon shareholder demand unless, in addition to the documents required by
     Section 2.02(c), the Secretary receives a written agreement signed by each Soliciting Shareholder (as defined below) pursuant to which each Soliciting Shareholder, jointly and severally, agrees to pay the corporation's costs of holding the Special Meeting, including the costs of preparing and mailing proxy materials for the corporation's own solicitation, provided that if each of the resolutions introduced by any Soliciting Shareholder at such meeting is adopted, and each of the individuals nominated by or on behalf of any Soliciting Shareholder for election as a director at such meeting is elected, then the Soliciting Shareholders shall not be required to pay such costs. For purposes of these Bylaws, the following terms shall have the respective meanings set forth below:

               (i) "Affiliate" of any Person (as defined herein) shall mean any Person controlling, controlled by or under common control with such first Person.

               (ii) "Participant" shall have the meaning assigned to such term in Rule 14a-12 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               (iii) "Person" shall mean any individual, firm, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

               (iv) "Proxy" shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

               (v) "Solicitation" shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

               (vi) "Soliciting Shareholder" shall mean, with respect to any Special Meeting demanded by a shareholder or shareholders, each of the following Persons:

                    (A) if the number of shareholders signing the demand or
               demands of meeting delivered to the corporation pursuant to
               Section 2.02(c) is ten or fewer, each Person signing any such demand; or

                    (B) if the number of shareholders signing the demand or
               demands of meeting delivered to the corporation pursuant to
               Section 2.02(c) is more than ten, each Person who either (I) was a Participant in any Solicitation of such


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               demand or demands or (II) at the time of the delivery to the corporation of the documents described in Section 2.02(c) had engaged or intends to engage in any Solicitation of Proxies for use at such Special Meeting (other than a Solicitation of Proxies on behalf of the corporation).

          A "Soliciting Shareholder" shall also mean each Affiliate of a Soliciting Shareholder described in clause (A) or (B) above who is a member of such Soliciting Shareholder's "group" for purposes of Rule 13d-5(b) under the Exchange Act, and any other Affiliate of such a Soliciting Shareholder, if a majority of the directors then in office determines, reasonably and in good faith, that such Affiliate should be required to sign the written notice described in Section 2.02(c) and/or the written agreement described in this Section 2.02(d) to prevent the purposes of this Section 2.02 from being evaded.

          (e) Except as provided in the following sentence, any Special Meeting shall be held at such hour and day as may be designated by whichever of the Chairman of the Board, the President or the Board of Directors shall have called such meeting. In the case of any Special Meeting called by the President upon the demand of shareholders (a "Demand Special Meeting"), such meeting shall be held at such hour and day as may be designated by the Board of Directors; provided, however, that the date of any Demand Special Meeting shall be not more than seventy days after the Meeting Record Date (as defined in Section 2.05); and provided further that in the event that the directors then in office fail to designate an hour and date for a Demand Special Meeting within ten days after the date that valid written demands for such meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on each issue proposed to be considered at the Special Meeting, calculated as if the Demand Record Date were the record date for the Special Meeting, are delivered to the corporation (the "Delivery Date"), then such meeting shall be held at 2:00 P.M. local time on the 100th day after the Delivery Date or, if such 100th day is not a Business Day, on the first preceding Business Day. In fixing a meeting date for any Special Meeting, the Chairman of the Board, the President or the Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of his, her or its business judgment, including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding any demand for such meeting, and any plan of the Board of Directors to call an Annual Meeting or a Special Meeting for the conduct of related business.

          (f) The corporation may engage regionally or nationally recognized independent inspectors of elections to act as an agent of the corporation for the purpose of promptly performing a ministerial review of the validity of any purported written demand or demands for a Special Meeting received by the Secretary. For the purpose of permitting the inspectors to perform such review, no purported demand shall be deemed to have been delivered to the corporation until the earlier of (i) five Business Days following receipt by the Secretary of such purported demand and (ii) such date as the independent inspectors certify to the corporation that the valid demands received by the Secretary represent at least 10% of all the votes entitled to be cast on each issue proposed to be considered at the Special Meeting calculated as if the Demand Record Date were the record date for the Special Meeting. Nothing contained in this Section 2.02(f) shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any demand, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).


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          (g) For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Wisconsin are authorized or obligated by law or executive order to close.

     2.03 Place of Meeting. The Chairman of the Board, the President or the Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any Annual Meeting or any Special Meeting. If no designation is made, then the place of meeting shall be the principal office of the corporation. Any meeting adjourned pursuant Section 2.07 may be reconvened at any place designated by vote of the Board of Directors or by the Chairman of the Board or the President.

     2.04 Notices to Shareholders.

          (a) Required Notice. Written notice stating the place, day and hour of the meeting shall be delivered not less than ten (10) days nor more than seventy (70) days before the date of the meeting (unless a different time is provided by law or the Articles of Incorporation), by or at the direction of the Chairman of the Board, if there is one, the President or the Secretary, to each shareholder of record entitled to vote at such meeting or, for the fundamental transactions described in subsections
     (e)(i) to (iv) below (for which the Wisconsin Business Corporation Law requires that notice be given to shareholders not entitled to vote), to all shareholders. In the event of any Demand Special Meeting, such notice of meeting shall be sent prior to the later of (x) the two days after the Meeting Record Date for such Demand Special Meeting and (y) thirty days after the Delivery Date. For purposes of this Section 2.04, notice by "electronic transmission" (as defined in the Wisconsin Business Corporation
     Law) is written notice. Written notice is effective:

               (i) When mailed, if mailed postpaid and addressed to the shareholder's address shown in the corporation's current record of shareholders.

               (ii) When electronically transmitted to the shareholder in a manner authorized by the shareholder.

     At least twenty (20) days' notice shall be provided if the purpose, or one of the purposes, of the meeting is to consider a plan of merger or share exchange for which shareholder approval is required by law, or the sale, lease, exchange or other disposition of all or substantially all of the corporation's property, with or without good will, otherwise than in the usual and regular course of business.

          (b) Adjourned Meeting. Except as provided in the next sentence, if any Annual Meeting or Special Meeting is adjourned to a different date, time or place, then the corporation shall not be required to give notice of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new Meeting Record Date for the adjourned meeting is or must be fixed, then the corporation shall give notice of the adjourned meeting, pursuant to the requirements of paragraph (a) of this
     Section 2.04, to those persons who are shareholders as of the new Meeting Record Date.

          (c) Waiver of Notice. A shareholder may waive notice in accordance with Article VI of these Bylaws.


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          (d) Contents of Notice. In the case of any Special Meeting, (i) the notice of meeting shall describe any business that the Board of Directors shall have theretofore determined to bring before the meeting and (ii) in the case of a Demand Special Meeting, the notice of meeting (A) shall describe any business set forth in the statement of purpose of the demands received by the corporation in accordance with Section 2.02, (B) shall contain all of the information required in the notice received by the corporation in accordance with Section 2.11(b) and (C) shall describe any business that the Board of Directors shall have theretofore determined to bring before the Demand Special Meeting. Except as otherwise provided in these Bylaws, in the Articles of Incorporation, or in the Wisconsin Business Corporation Law, the notice of an Annual Meeting need not include a description of the purpose or purposes for which the meeting is called.

          (e) Fundamental Transactions. If a purpose of any shareholder meeting is to consider (i) a proposed amendment to the Articles of Incorporation (including any restated articles); (ii) a plan of merger or share exchange for which shareholder approval is required by law; (iii) the sale, lease, exchange or other disposition of all or substantially all of the corporation's property, with or without good will, otherwise than in the usual and regular course of business; (iv) the dissolution of the corporation; or (v) the removal of a director, the notice must so state and in cases (i), (ii) and (iii) above must be accompanied by, respectively, a copy or summary of the: (i) proposed articles of amendment or a copy of the restated articles that identifies any amendment or other change; (ii) proposed plan of merger or share exchange; or (iii) proposed transaction for disposition of all or substantially all of the corporation's property. If the proposed corporate action creates dissenters' rights, then the notice must state that shareholders and beneficial shareholders are or may be entitled to assert dissenters' rights, and must be accompanied by a copy of Sections 180.1301 to 180.1331 of the Wisconsin Business Corporation Law.

     2.05 Fixing of Record Date.

          (a) The Board of Directors may fix in advance a date not less than ten days and not more than seventy days prior to the date of an Annual Meeting or Special Meeting as the record date for the determination of shareholders entitled to notice of, or to vote at, such meeting (the "Meeting Record Date"). In the case of any Demand Special Meeting, (a) the Meeting Record Date shall be not later than the 30th day after the Delivery Date and (b) if the Board of Directors fails to fix the Meeting Record Date within thirty days after the Delivery Date, then the close of business on such 30th day shall be the Meeting Record Date. The shareholders of record on the Meeting Record Date shall be the shareholders entitled to notice of and to vote at the meeting. When a determination of shareholders entitled to notice of and to vote at any Annual Meeting or Special Meeting has been made as provided in this section, such determination shall be applied to any adjournment thereof unless the Board of Directors fixes a new Meeting Record Date and except as otherwise required by law. A new Meeting Record Date must be set if a meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

          (b) The Board of Directors may also fix in advance a date as the record date for the purpose of determining shareholders entitled to take any other action or determining shareholders for any other purpose. Such record date shall not be more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the Board of Directors does not fix a record date for the determination of shareholders entitled to receive a share dividend or distribution (other than a distribution involving a


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     purchase, redemption or other acquisition of the corporation's shares), then the close of business on the day on which the resolution of the Board of Directors is adopted declaring the dividend or distribution shall be the record date.

          (c) In order that the corporation may determine the shareholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date to determine the shareholders entitled to express consent to corporate action in writing without a meeting (the "Consent Record Date"). The Consent Record Date shall not precede the date upon which the resolution fixing the Consent Record Date is adopted by the Board of Directors, and such date shall not be more than ten days after the date upon which the resolution fixing the Consent Record Date is adopted by the Board of Directors. Any shareholder of record seeking to have the shareholders express consent to corporate action in writing without a meeting shall, by sending written notice to the Secretary of the corporation by hand or by certified registered mail, return receipt requested, request the Board of Directors to fix a Consent Record Date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the Consent Record Date and shall make a public announcement of such Consent Record Date. If no Consent Record Date has been fixed by the Board of Directors within ten days after the date on which such a request is received by the Secretary, then the Consent Record Date shall be the 10th day after the first date on which a valid written request to set a Consent Record Date is received by the Secretary. To be valid, such written request shall comply with each of the following:

               (i) Such written request shall be signed by one or more shareholders of record and by the beneficial owners or owners, if any, on whose behalf the shareholder or shareholders are acting, shall bear the date of signature of each such shareholder and any such beneficial owner and shall set forth: (A) the name and address, as they appear on this corporation's books, of each such shareholder and any such beneficial owner who seeks to have the shareholders express consent to corporate action in writing without a meeting; (B) the class and number of shares of the corporation which are owned of record and/or beneficially by each such shareholder and any such beneficial owner;
          (C) a representation that each such shareholder is a holder of record of shares of the corporation entitled to vote at a meeting of shareholders; (D) the manner in which each such shareholder and any such beneficial owner intend to comply with Regulation 14A under the Exchange Act in seeking to have the shareholders express consent to corporate action in writing without a meeting; (E) in the case of any such shareholder and any such beneficial owner seeking to elect or re-elect a director by the shareholders expressing consent to corporate action in writing without a meeting, (1) the name and residence address of the person or persons each such shareholder and any such beneficial owner are seeking to elect or re-elect as a director, (2) a description of all arrangements or understandings between each such shareholder and any such beneficial owner and each person such shareholder and any such beneficial owner are seeking to elect or re-elect as a director and any other person or persons (naming such person or persons) pursuant to which such shareholder and any such beneficial owner are seeking to elect or re-elect such person as a director, (3) such other information regarding each person such shareholder and any such beneficial owner are seeking to elect or re-elect as a director as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any


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          information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had such person been nominated by the Board of Directors and (4) the written consent of each such person to serve as a director of the corporation if so elected; (F) in the case of any such shareholder and any such beneficial owner seeking to remove a director by the shareholders expressing consent to corporate action in writing without a meeting, (1) the names of the director(s) each such shareholder and any such beneficial owner are seeking to remove and (2) the reasons of each such shareholder and any such beneficial owner for asserting that such director(s) may be removed for cause; and (G) in the case of any such shareholder and any such beneficial owner seeking to authorize or take any other corporate action by the shareholders expressing consent to corporate action in writing without a meeting, (1) a brief description of the corporate action desired to be authorized or taken and, if such corporate action includes an amendment to these bylaws, the language of the proposed amendment, (2) the reasons of each such shareholder and any such beneficial owner for authorizing or taking such corporate action and
          (3) any material interest in such corporate action of each such shareholder and any such beneficial owner.

               (ii) Such written request shall be accompanied by a written agreement signed by each Consent Soliciting Shareholder (as defined below) pursuant to which each Consent Soliciting Shareholder, jointly and severally, agrees to pay the corporation's costs relating to such Consent Soliciting Shareholder seeking to have the shareholders express consent to corporate action in writing without a meeting, including the costs of preparing and mailing proxy materials for the corporation's own solicitation, provided that if the Consent Soliciting Shareholder obtains the requisite number of shares subject to valid and unrevoked Consents (as defined in Section 7.02(a)) to express the corporate action referred to therein in accordance with these Bylaws, then the Consent Soliciting Shareholders shall not be required to pay such costs. For purposes of these Bylaws, "Consent Soliciting Shareholder" shall mean each of the following Persons:

                    (A) if the number of shareholders signing the Consent or
               Consents is ten or fewer, each Person signing any such Consents;
               or

                    (B) if the number of shareholders signing the Consent or
               Consents is more than ten, each Person who either (1) was a Participant in any Solicitation of such consent or consents or
               (2) at the time of the delivery to the corporation of the documents described in this Section 2.05(c) had engaged or intends to engage in any Solicitation of Consents and/or Proxies for expressing consent to corporate action in writing without a meeting (other than a Solicitation of Consents and/or Proxies on behalf of the corporation).

          A "Consent Soliciting Shareholder" shall also mean each Affiliate of a Consent Soliciting Shareholder described in clause (A) or (B) above who is a member of such Consent Soliciting Shareholder's "group" for purposes of Rule 13d-5(b) under the Exchange Act, and any other Affiliate of such a Consent Soliciting Shareholder, if a majority of the directors then in office determine, reasonably and in good faith, that such Affiliate should be required to sign the written notice described in Section 2.05(c)(i) and/or the written agreements described in this Section 2.05(c)(ii) and

          Section 2.05(c)(iii) to prevent the purposes of this Section 2.05(c) and Section 7.02 from being evaded.

               (iii) Such written request shall be accompanied by a written agreement signed by each Consent Soliciting Shareholder pursuant to which each Consent Soliciting Shareholder agrees to deliver to any inspectors of election engaged by the corporation pursuant to Section 7.02(c) within two (2) Business Days after receipt all Consents and revocations thereof received by such Consent Soliciting Shareholder or such Consent Soliciting Shareholder's proxy solicitor or other designated agent in connection with such Consent Soliciting Shareholder seeking to have the shareholders express written consent to corporate action without a meeting.

     2.06 Shareholder List. After a Meeting Record Date has been fixed, the officer or agent having charge of the stock transfer books for shares of the corporation shall, before each meeting of shareholders, make a complete record of the shareholders entitled to notice of such meeting, arranged by class or series of shares and showing the address of and the number of shares held by each shareholder. The shareholder list shall be available at the meeting and may be inspected by any shareholder or his or her agent or attorney at any time during the meeting or any adjournment. Any shareholder or his or her agent or attorney, on written demand, may inspect the shareholder list beginning two (2) Business Days after the notice of the meeting is given and continuing to the date of the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held and, subject to Section 180.1602(2)(b) 3 to 5 of the Wisconsin Business Corporation Law, may copy the list, during regular business hours and at his or her expense, during the period that it is available for inspection hereunder. The original stock transfer books and nominee certificates on file with the corporation (if any) shall be prima facie evidence as to who are the shareholders entitled to inspect the shareholder list or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

     2.07 Quorum; Postponement; Adjournments.

          (a) Except as otherwise provided in the Articles of Incorporation or in the Wisconsin Business Corporation Law, a majority of the votes entitled to be cast by shares entitled to vote as a separate voting group on a matter, represented in person or by proxy, shall constitute a quorum of that voting group for action on that matter at a meeting of shareholders. Once a share is represented for any purpose at any Annual Meeting or Special Meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new Meeting Record Date is or must be set for that meeting.

          (b) The Board of Directors acting by resolution may postpone and reschedule any previously scheduled Annual Meeting or Special Meeting; provided, however, that a Demand Special Meeting shall not be postponed beyond the 100th day following the Delivery Date. Any Annual Meeting or Special Meeting may be adjourned from time to time, whether or not there is a quorum, (i) at any time, upon a resolution by shareholders if the votes cast in favor of such resolution by the holders of shares of each voting group entitled to vote on any matter theretofore properly brought before the meeting exceed the number of votes cast against such resolution by the holders of shares of each such voting group or (ii) at any time prior to the transaction of any business at such meeting, by the Chairman of the Board or the President or pursuant to a resolution of the Board of Directors; provided, however, that a Demand Special Meeting adjourned pursuant to clause (ii) must be reconvened on or before the 100th day following the Delivery Date. No notice of the time and place of adjourned meetings need be given except as required by the Wisconsin Business Corporation Law. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     2.08 Conduct of Meetings. The Chairman of the Board or, in his or her absence, the President, and, in the President's absence, a Vice President designated by the Board shall call any Annual Meeting or Special Meeting to order and shall act as Chairman of the meeting, and the Secretary shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting. The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of an Annual Meeting or Special Meeting as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations or procedures and to do all acts as, in the judgment of the Chairman of the meeting, are appropriate for the proper conduct of an Annual Meeting or Special Meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the meeting, may to the extent not prohibited by law include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the corporation, their duly authorized and constituted proxies (which shall be reasonable in number) or such other persons as the Chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants.

     2.09 Proxies. At any Annual Meeting or Special Meeting, a shareholder entitled to vote may vote in person or by proxy. A shareholder entitled to vote at any Annual Meeting or Special Meeting, or to express consent or dissent in writing to any corporate action without a meeting, may authorize another person to act for the shareholder by appointing the person as a proxy. The means by which a shareholder or the shareholder's authorized officer, director, employee, agent or attorney-in-fact may authorize another person to act for the shareholder by appointing the person as proxy include:

          (a) Appointment of a proxy in writing by signing or causing the shareholder's signature to be affixed to an appointment form by any reasonable means, including, but not limited to, by facsimile signature.

          (b) Appointment of a proxy by transmitting or authorizing the transmission of an electronic transmission of the appointment to the person who will be appointed as proxy or to a proxy solicitation firm, proxy support service organization or like agent authorized to receive the transmission by the person who will be appointed as proxy. Every electronic transmission shall contain, or be accompanied by, information that can be used to reasonably determine that the shareholder transmitted or authorized the transmission of the electronic transmission. Any person charged with determining whether a shareholder transmitted or authorized the transmission of the electronic transmission shall specify the information upon which the determination is made.

     An appointment of a proxy is effective when a signed appointment form or an electronic transmission of the appointment is received by the inspector of election or the officer or agent of the corporation authorized to tabulate votes. An appointment is valid for 11 months unless a different period is expressly provided in the appointment. An appointment of a proxy is revocable unless the appointment form or electronic transmission states that it is irrevocable and the appointment is coupled with an interest. The presence of a shareholder who has made an effective proxy appointment shall not of itself constitute a revocation. The Board of Directors shall have the power and authority to make rules that are not inconsistent with the Wisconsin Business Corporation Law as to the validity and sufficiency of proxy appointments.

     2.10 Voting of Shares. Each outstanding share shall be entitled to one (1) vote on each matter submitted to a vote at any Annual Meeting or Special Meeting, except to the extent that the voting rights of the shares are enlarged, limited or denied by the Articles of Incorporation or the Wisconsin Business Corporation Law. Shares owned directly or indirectly by another corporation are not entitled to vote if this corporation owns, directly or indirectly, sufficient shares to elect a majority of the directors of such other corporation. However, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

     2.11 Notice of Shareholder Business and Nomination of Directors.

          (a) Annual Meetings.

               (i) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the shareholders may be made at an Annual Meeting (A) pursuant to the corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any shareholder of the corporation who is a shareholder of record at the time of giving of notice provided for in this bylaw and who is entitled to vote at the meeting and complies with the notice procedures set forth in this Section 2.11.

               (ii) For nominations or other business to be properly brought before an Annual Meeting by a shareholder pursuant to Section 2.11(a)(i)(C), the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice shall be received by the Secretary of the corporation at the principal offices of the corporation not less than 45 days nor more than 70 days prior to the first annual anniversary of the date set forth in the corporation's proxy statement for the immediately preceding Annual Meeting as the date on which the corporation first mailed definitive proxy materials for the immediately preceding Annual Meeting (the "Anniversary Date"); provided, however, that if the date for which the Annual Meeting is called is advanced by more than 30 days or delayed by more than 30 days from the first annual anniversary of the immediately preceding Annual Meeting, then notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 100th day prior to the date of such Annual Meeting and not later than the later of (A) the 75th day prior to the date of such Annual Meeting or (B) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made. In no event shall the announcement of an adjournment of an Annual Meeting commence a new time period for the giving of a shareholder notice as described above. Such shareholder's notice shall be signed by the shareholder of record who intends to make the nomination or introduce the other business and by the beneficial owner or owners, if any, on whose behalf the shareholder is acting, shall bear the date of signature of such shareholder and any such beneficial owner and shall set forth:
          (I) the name and address, as they appear on this corporation's books, of such shareholder and any such beneficial owner; (II) the class and number of shares of the corporation which are owned of record and/or beneficially by such shareholder and any such beneficial owner; (III) a representation that such shareholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination or introduce the other business specified in the notice; (IV) in the case of any proposed nomination for election or re-election as a director,
          (1) the name and residence address of the person or persons to be nominated, (2) a description of all arrangements or understandings between such shareholder and any such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder and any such beneficial owner, (3) such other information regarding each nominee proposed by such shareholder and any such beneficial owner as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors and (4) the written consent of each nominee to be named in a proxy statement and to serve as a director of the corporation if so elected; (V) in the case of any proposed removal of a director, (1) the names of the directors to be removed and (2) the reasons of such shareholder and any such beneficial owner for asserting that such directors may be removed for cause; and (VI) in the case of any other business that such shareholder and any such beneficial owner propose to bring before the meeting, (1) a brief description of the business desired to be brought before the meeting and, if such business includes a proposal to amend these bylaws, the language of the proposed amendment, (2) the reasons of such shareholder and any such beneficial owner for conducting such business at the meeting and (3) any material interest in such business of such shareholder and any such beneficial owner.

               (iii) Notwithstanding anything in the second sentence of Section 2.11(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 45 days prior to the Anniversary Date, a shareholder's notice required by this Section 2.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

          (b) Special Meetings. Only such business shall be conducted at a Special Meeting as shall have been described in the notice of meeting sent to shareholders pursuant to Section 2.04. Nominations of persons for election to the Board of Directors may be made at a Special Meeting at which directors are to be elected pursuant to such notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the corporation who (A) is a shareholder of record at the time of giving of such notice of meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures set forth in this Section 2.11. Any shareholder desiring to nominate persons for election to the Board of Directors at such a Special Meeting shall cause a written notice to be received by the Secretary of the corporation at the principal offices of the corporation not earlier than ninety days prior to such Special Meeting and not later than the close of business on the later of (I) the 60th day prior to such Special Meeting and (II) the 10th day following the day on which public announcement is first made of the date of such Special Meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. Such written notice shall be signed by the shareholder of record who intends to make the nomination and by the beneficial owner or owners, if any, on whose behalf the shareholder is acting, shall bear the date of signature of such shareholder and any such beneficial owner and shall set forth: (1) the name and address, as they appear on the corporation's books, of such shareholder and any such beneficial owner; (2) the class and number of shares of the corporation which are owned of record and/or beneficially by such shareholder and any such beneficial owner; (3) a representation that such shareholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination specified in the notice; (4) the name and residence address of the person or persons to be nominated; (5) a description of all arrangements or understandings between such shareholder and any such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder and any such beneficial owner; (6) such other information regarding each nominee proposed by such shareholder and any such beneficial owner as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and (7) the written consent of each nominee to be named in a proxy statement and to serve as a director of the corporation if so elected.

          (c) General.

               (i) Only persons who are nominated in accordance with the procedures set forth in this Section 2.11 shall be eligible to serve as directors. Only such business shall be conducted at an Annual Meeting or Special Meeting as shall have been brought before such meeting in accordance with the procedures set forth in this Section
          2.11. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.11 and, if any proposed nomination or business is not in compliance with this Section 2.11, to declare that such defective proposal shall be disregarded.

               (ii) For purposes of this Section 2.11, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

               (iii) Notwithstanding the foregoing provisions of this Section 2.11, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this

          Section 2.11. Nothing in this Section 2.11 shall be deemed to limit the corporation's obligation to include shareholder proposals in its proxy statement if such inclusion is required by Rule 14a-8 under the Exchange Act.

                        ARTICLE III. BOARD OF DIRECTORS

     3.01 General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors.

     3.02 Resignations and Qualifications. A director may resign at any time by delivering a written resignation to the Board of Directors, to the Chairman of the Board (if there is one), or to the corporation through the Secretary or otherwise. Directors need not be residents of the State of Wisconsin or shareholders of the corporation. Anything in the Section notwithstanding, no director shall serve beyond the annual meeting of shareholders following his attainment of age 70.

     3.03 Regular Meetings. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of regular meetings without other notice than such resolution.

     3.04 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or any two (2) directors. Special meetings of any committee may be called by or at the request of the foregoing persons or the Chairman of the committee. The persons calling any special meeting of the Board of Directors or committee may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting called by them, and if no other place is fixed the place of meeting shall be the principal office of the corporation in the State of Wisconsin.

     3.05 Meetings By Telephone or Other Communication Technology.

          (a) Any or all directors may participate in a regular or special meeting or in a committee meeting of the Board of Directors by, or conduct the meeting through the use of, telephone or any other means of communication by which either: (i) all participating directors may simultaneously hear each other during the meeting or (ii) all communication during the meeting is immediately transmitted to each participating director, and each participating director is able to immediately send messages to all other participating directors.

          (b) If a meeting will be conducted through the use of any means described in paragraph (a), all participating directors shall be informed that a meeting is taking place at which official business may be transacted. A director participating in a meeting by any means described in paragraph (a) is deemed to be present in person at the meeting.

     3.06 Notice of Meetings. Except as otherwise provided in the Articles of Incorporation or the Wisconsin Business Corporation Law, notice of the date, time and place of any special meeting of the Board of Directors and of any special meeting of a committee of the Board shall be given orally or in writing to each director or committee member at least 48 hours prior to the meeting, except that notice by mail shall be given at least 72 hours prior to the meeting. For purposes of this Section 3.06, notice by electronic transmission is written notice. The notice need not describe the purpose of the meeting. Notice may be communicated in person, by mail or other method of delivery (meaning any method of delivery used in conventional commercial practice, including delivery by hand, mail, commercial delivery and "electronic transmission," as defined in the Wisconsin Business Corporation Law); by telephone, including voice mail, answering machine or answering service; or by any other electronic means. Oral notice is effective when communicated. Written notice is effective as follows:
If delivered in person or by commercial delivery, when received; if given by mail, when deposited, postage prepaid, in the United States mail addressed to the director at his or her business or home address (or such other address as the director may have designated in writing filed with the Secretary); if given by facsimile, at the time transmitted to a facsimile number at any address designated above; if given by telegraph, when delivered to the telegraph company; and if given by electronic transmission, when electronically transmitted to the director in a manner authorized by the director.

     3.07 Quorum. Except as otherwise provided by the Wisconsin Business Corporation Law, a majority of the number of directors specified in accordance with the Articles of Incorporation shall constitute a quorum of the Board of Directors. Except as otherwise provided by the Wisconsin Business Corporation Law, a majority of the number of directors appointed to serve on a committee shall constitute a quorum of the committee.

     3.08 Manner of Acting. Except as otherwise provided by the Wisconsin Business Corporation Law or the Articles of Incorporation, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors or any committee thereof.

     3.09 Conduct of Meetings. The Chairman of the Board, or in his or her absence, the President, and in the President's absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall chair the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any assistant secretary or any director or other person present to act as secretary of the meeting.

     3.10 Vacancies. Any vacancy occurring in the Board of Directors shall be filled in the manner provided in the Articles of Incorporation.

     3.11 Compensation. The Board of Directors, irrespective of any personal interest of any of its members, may fix the compensation of directors.

     3.12 Presumption of Assent. A director who is present and is announced as present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) the director objects at the beginning of the meeting or promptly upon his or her arrival to holding the meeting or transacting business at the meeting, or (ii) the director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (iii) the director delivers his or her written dissent or abstention to the presiding officer of the meeting before the adjournment thereof or to the corporation immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.

     3.13 Committees. Unless the Articles of Incorporation otherwise provide, the Board of Directors, by resolution adopted by the affirmative vote of a majority of all the directors then in office, may create one (1) or more committees, each committee to consist of two (2) or more directors as members, which to the extent provided in the resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, may exercise the authority of the Board of Directors, except that no committee may:
(a) authorize distributions; (b) approve or propose to shareholders action that the Wisconsin Business Corporation Law requires be approved by shareholders; (c) fill vacancies on the Board of Directors or any of its committees, except that the Board of Directors may provide by resolution that any vacancies on a committee shall be filled by the affirmative vote of a majority of the remaining committee members; (d) amend the Articles of Incorporation; (e) adopt, amend or repeal Bylaws; (f) approve a plan of merger not requiring shareholder approval;
(g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except within limits prescribed by the Board of Directors. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the Chairman of the Board, if there is one, the President or upon request by the Chairman of such meeting. Each such committee shall fix its own rules (consistent with the Wisconsin Business Corporation Law, the Articles of Incorporation and these Bylaws) governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request. Unless otherwise provided by the Board of Directors in creating a committee, a committee may employ counsel, accountants and other consultants to assist it in the exercise of authority. The creation of a committee, delegation of authority to a committee or action by a committee does not relieve the Board of Directors or any of its members of any responsibility imposed on the Board of Directors or its members by law.

                              ARTICLE IV. OFFICERS

     4.01 Appointment. The principal officers may include a Chairman of the Board, a President, one or more Vice Presidents (the number and designations to be determined by the Board of Directors), a Secretary, a Treasurer and such other officers if any, as may be deemed necessary by the Board of Directors, each of whom shall be appointed by the Board of Directors and shall be designated an "executive officer" for purposes of the Securities Exchange Act of 1934. The Board of Directors may also designate a Chief Executive Officer and a Chief Financial Officer. Any two or more offices may be held by the same person.

     4.02 Resignation and Removal. An officer shall hold office until he or she resigns, dies, is removed hereunder, or a different person is appointed to the office. An officer may resign at any time by delivering an appropriate written notice to the corporation. The resignation is effective when the notice is delivered, unless the notice specifies a later effective date and the corporation accepts the later effective date. Any officer may be removed by the Board of Directors with or without cause and notwithstanding the contract rights, if any, of the person removed. Except as provided in the preceding sentence, the resignation or removal is subject to any remedies provided by any contract between the officer and the corporation or otherwise provided by law. Appointment shall not of itself create contract rights.

     4.03 Vacancies. A vacancy in any office because of death, resignation, removal or otherwise, may be filled by the Board of Directors. If a resignation is effective at a later date, the Board of Directors may fill the vacancy before the effective date if the Board of Directors provides that the successor may not take office until the effective date.

     4.04 Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors; and shall perform all other duties incident to the office of Chairman of the Board and any other duties as may be prescribed by the Board of Directors.

     4.05 President. The President, in the absence of the Chairman of the Board, or in the event that office is for any reason vacant, shall perform the functions of the Chairman of the Board. The President shall perform all other duties incident to the office of the President and shall perform such other duties as may be prescribed from time to time by the Chairman of the Board or the Board of Directors.

     4.06 Shared Duties of Chairman of the Board and President. The Chairman of the Board and the President are each severally authorized to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or directed by the Board of Directors, the Chairman of the Board and the President may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead.

     4.07 Chief Executive Officer. The Chief Executive Officer shall: (a) have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect; (b) have authority to confer powers and duties to other officers and assistant officers, including the authority to assign to the other officers the authority for the management and control of the business and affairs of the corporation, subject to any limitations as the Board of Directors may from time to time prescribe; and (c) have all powers and duties of supervision and management usually vested in the general manager of a corporation, including the supervision and direction of all other officers of the corporation.

     4.08 Chief Financial Officer. The Chief Financial Officer shall: (a) in general, manage, supervise, and control all of the financial affairs of the corporation; (b) have responsibility over the office of the Treasurer and the Controller; (c) designate agents and employees of the corporation to (i) have charge and custody and be responsible for all funds and securities of the corporation, (ii) receive, disburse and invest funds of the corporation, (iii) negotiate and borrow short-term unsecured funds and to issue and sell commercial paper and other types of short-term unsecured indebtedness and (iv) establish depository and checking accounts at banks or other financial institutions for various corporate purposes and act as signatories for such accounts; and (d) in general perform all other duties incident to the office of the Chief Financial Officer and have such other duties and exercise such other authority as from time to time may be delegated or assigned by the President, Chairman of the Board, or the Board of Directors.

     4.09 Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents). Any Vice President may sign, with the Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the President or Chairman of the Board or the Board of Directors. The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of the Vice President's authority to act in the stead of the President.

     4.10 Secretary. The Secretary shall: (a) keep (or cause to be kept) regular minutes of all meetings of the shareholders and of the Board of Directors and its committees as permanent records;

(b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the corporate seal, and see that the seal is affixed to all documents which are authorized to be executed on behalf of the corporation under its seal;
(d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder;
(e) sign certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him or her by the President or Chairman of the Board or by the Board of Directors.

     4.11 Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive, disburse and invest funds of the corporation, and keep proper records thereof;
(c) negotiate and borrow short-term unsecured funds and to issue and sell commercial paper and other types of short-term unsecured indebtedness; (d) establish depository and checking accounts at banks or other financial institutions for various corporate purposes and act as signatories for such accounts; and (e) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him or her by the President or Chairman of the Board or by the Board of Directors.

     4.12 Assistants and Acting Officers. The Board of Directors and the Chairman of the Board shall have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in the officer's stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors or Chairman of the Board shall have the power to perform all the duties of the office to which that person is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors or the Chairman of the Board.

     4.13 Salaries. The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.

             ARTICLE V. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     5.01 Certificates for Shares. All shares of this corporation shall be represented by certificates. Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. At a minimum, a share certificate shall state on its face the name of the corporation and that it is organized under the laws of the State of Wisconsin, the name of the person to whom issued, and the number and class of shares and the designation of the series, if any, that the certificate represents. If the corporation is authorized to issue different classes of shares or different series within a class, the front or back of the certificate must contain either (a) a summary of the designations, relative rights, preferences and limitations applicable to each class, and the variations in the rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series, or (b) a conspicuous statement that the corporation will furnish the shareholder the information described in clause (a) on request, in writing and without charge. Such certificates shall be signed, either manually or in facsimile, by the Chairman of the Board, the President, an Executive Vice President or a Vice President and by the Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except as provided in Section 5.05.

     5.02 Signature by Former Officer, Transfer Agent or Registrar. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate for shares has ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the corporation with the same effect as if that person were still an officer, transfer agent or registrar at the date of its issue.

     5.03 Transfer of Shares. Prior to due presentment of a certificate for shares for registration of transfer, and unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the shareholder, the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and power of an owner. The corporation may require reasonable assurance that all transfer endorsements are genuine and effective and in compliance with all regulations prescribed by or under the authority of the Board of Directors.

     5.04 Restrictions on Transfer. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction upon the transfer of such shares imposed by the corporation.

     5.05 Lost, Destroyed or Stolen Certificates. Where the owner claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) if required by the corporation, files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

     5.06 Consideration for Shares. The shares of the corporation may be issued for such consideration as shall be fixed from time to time and determined to be adequate by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration may consist of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. When the corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such shares shall be deemed to be fully paid and nonassessable by the corporation.

     5.07 Stock Regulations. The Board of Directors shall have the power and authority to make all such rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation, including the appointment or designation of one or more stock transfer agents and one or more registrars.

                          ARTICLE VI. WAIVER OF NOTICE

     6.01 Shareholder Written Waiver. A shareholder may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the shareholder entitled to the notice, shall contain the same information that would have been required in the notice under the Wisconsin Business Corporation Law except that the time and place of meeting need not be stated, and shall be delivered to the corporation for inclusion in the corporate records.

     6.02 Shareholder Waiver by Attendance. A shareholder's attendance at any Annual Meeting or Special Meeting, in person or by proxy, waives objection to both of the following:

          (a) Lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting.

          (b) Consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     6.03 Director Written Waiver. A director may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing, signed by the director entitled to the notice and retained by the corporation.

     6.04 Director Waiver by Attendance. A director's attendance at or participation in a meeting of the Board of Directors or any committee thereof waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

                      ARTICLE VII. ACTION WITHOUT MEETINGS

     7.01 Director Action Without Meeting. Unless the Articles of Incorporation provide otherwise, action required or permitted by the Wisconsin Business Corporation Law to be taken at a Board of Directors meeting or committee meeting may be taken without a meeting if the action is taken by all members of the Board or committee. The action shall be evidenced by one or more written consents describing the action taken, signed by each director and retained by the corporation. Action taken hereunder is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed hereunder has the effect of a unanimous vote taken at a meeting at which all directors or committee members were present, and may be described as such in any document.

     7.02 Shareholder Action Without Meeting.

          (a) To be valid, each expression of consent to corporate action in writing (a "Consent") shall be in writing; shall set forth the specific corporate action to be taken (which corporate action or actions shall be limited to the action or actions set forth in the written request to set a Consent Record Date received by the corporation pursuant to Section 2.05(c));

     shall be signed by one or more persons who as of the Consent Record Date are shareholders of record (or their duly authorized proxies); shall bear the date of signature of each such shareholder (or their duly authorized proxies); shall set forth the name and address, as they appear in the corporation's books, of each shareholder signing such Consent and the class and number of shares of the corporation that are owned of record by each such shareholder; in the case of a Person who is not a shareholder of record, shall be accompanied by a proxy or proxies evidencing each such Person's appointment as a proxy for the applicable shareholder of record; and shall be sent to the inspectors of elections engaged by the corporation pursuant to this Section 7.02(c) in accordance with the provisions of
     Section 7.02(d). Without limiting the foregoing, no Consent shall be valid unless, within seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c), Consents representing the requisite number of shares subject to valid and unrevoked Consents to express such corporate action are delivered to the corporation pursuant to Section 7.02; provided, however, that if the corporation or a Consent Soliciting Shareholder (whichever is soliciting Consents) has requested a Preliminary Consent Report that is pending on such 70th day pursuant to Section 7.02(e), then such Consents shall be valid if Consents representing the requisite number of shares subject to valid and unrevoked Consents to express such corporate action are delivered to the corporation pursuant to this Section 7.02 at such time as such inspectors issue the Final Consent Report relating to the pending Preliminary Consent Report pursuant to
     Section 7.02(f) or Section 7.02(g). The Board of Directors shall have the power and authority to make rules that are not inconsistent with the Wisconsin Business Corporation Law as to the validity of Consents and revocations thereof.

          (b) Consents may be revoked at any time prior to the earlier of (i) such time as the inspectors of elections issue a Final Consent Report pursuant to Section 7.02(f) or Section 7.02(g) or (ii) seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c) by written notice delivered to (A) the Secretary, (B) any Consent Soliciting Shareholder, (C) to a proxy solicitor or other agent designated by the corporation or any Consent Soliciting Shareholder and/or (D) the inspectors of elections engaged by the corporation pursuant to Section 7.02(c).

          (c) Within three (3) Business Days after a Consent Record Date fixed pursuant to Section 2.05(c), the corporation shall (i) engage regionally or nationally recognized independent inspectors of elections to act as agent of the corporation for the purpose of promptly performing a ministerial review of the validity of Consents and revocations thereof and (ii) provide notice to each Consent Soliciting Shareholder of the identity of such inspectors and the manner in which such Consent Soliciting Shareholder may deliver Consents and revocations thereof to such inspectors pursuant to
     Section 7.02(d). Except as provided in Section 2.05(c)(ii), the cost of retaining inspectors of election shall be borne by the corporation.

          (d) The corporation, the Consent Soliciting Shareholders and their respective proxy solicitors or other designated agents shall deliver Consents and revocations thereof to the inspectors within two (2) Business Days after receipt. As soon as the inspectors receive Consents and/or revocations thereof, the inspectors shall review the Consents and revocations thereof and shall maintain a count of the number of shares subject to valid and unrevoked Consents. The inspectors shall keep such count confidential and shall not reveal the count to any Person; provided, however, that, as soon as practicable after a written request therefor by the corporation or a Consent Soliciting Shareholder, the inspectors shall issue a report (a "Consent Report") to the corporation and the Consent Soliciting Shareholders stating: (i) the number of shares subject to valid Consents; (ii) the number of shares subject to valid revocations of Consents; (iii) the number of shares subject to valid and unrevoked Consents; (iv) the number of shares subject to invalid Consents; (v) the number of shares subject to invalid revocations of Consents; (vi) whether, based on their count, the requisite number of shares subject to valid and unrevoked Consents has been obtained to express the corporate action specified in the Consents; and (vii) the latest date the inspectors received Consents and revocations thereof that the inspectors reflected in such report (the "Report Date").

          (e) As soon as practicable after a written request therefor by the corporation or a Consent Soliciting Shareholder (whichever is soliciting Consents), notice of which request shall be given to the corporation and any parties opposing the solicitation of Consents, if any, which request shall state that the corporation or the Consent Soliciting Shareholders, as the case may be, have a good faith belief that the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents has been received in accordance with the Articles of Incorporation and these Bylaws, the inspectors shall issue and deliver to the corporation and the Consent Soliciting Shareholders a preliminary Consent Report (the "Preliminary Consent Report"); provided, however, that neither the corporation nor the Consent Soliciting Shareholders may request a Preliminary Consent Report after the 70th day after the applicable Consent Record Date fixed pursuant to Section 2.05(c). Unless the corporation and the Consent Soliciting Shareholders shall agree to a shorter or longer period, the corporation and the Consent Soliciting Shareholders shall have two (2) Business Days after receipt of the Preliminary Consent Report to review the Consents and revocations thereof and to advise the inspectors and the opposing parties in writing as to whether they intend to challenge the Preliminary Consent Report.

          (f) If no written notice of an intention to challenge a Preliminary Consent Report is received within two (2) Business Days after receipt of the Preliminary Consent Report by the corporation and the Consent Soliciting Shareholders and either (i) the date that is two (2) Business Days after such receipt of such Preliminary Consent Report (the "Cut-Off Date") is more than seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c) or (ii) the Cut-Off Date is not more than seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c) and the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was obtained, then the inspectors shall as promptly as practicable issue to the corporation and the Consent Soliciting Shareholders their final Consent Report (a "Final Consent Report"), which shall contain the information included in the Preliminary Consent Report, plus all changes in the vote totals as a result of Consents and revocations thereof received after the Preliminary Consent Report Report Date to the time of issuance of the Final Consent Report, if such Consents and revocations thereof are received within seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c), and a certification as to whether the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was obtained. If the Cut-Off Date is not more than seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c) and the requisite number or shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was not obtained, then the inspectors shall as promptly as practicable issue a Consent Report to the corporation and the Consent Soliciting Shareholders and a certification that the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was not obtained, and the corporation or the Consent Soliciting Shareholders (whichever is soliciting Consents) shall have the right to request again a Preliminary Consent Report in accordance with the provisions of Section 7.02(e).

          (g) If the corporation or the Consent Soliciting Shareholders issue written notice to the inspectors and the corporation or the Consent Soliciting Shareholders, as the case may be, of an intention to challenge a Preliminary Consent Report within two (2) Business Days after receipt of the Preliminary Consent Report by the corporation and the Consent Soliciting Shareholders, then a challenge session shall be scheduled by the inspectors as promptly as practicable, at which the corporation and the Consent Soliciting Shareholders shall have the right to object to the validity of Consents and revocations thereof. A transcript of the challenge session shall be recorded by a certified court reporter. Following completion of the challenge session, if either (i) the date on which the challenge session is completed (the "Completion Date") is more than seventy
     (70) days after the applicable Consent Record Date fixed pursuant to
     Section 2.05(c) or (ii) the Completion Date is not more than seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c) and the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was obtained, then the inspectors shall as promptly as practicable issue to the corporation and the Consent Soliciting Shareholders a Final Consent Report, which shall contain the information included in the Preliminary Consent Report, plus all changes in the vote totals as a result of the challenge and, if such Consents and revocations thereof are received within seventy
     (70) days after the applicable Consent Record Date fixed pursuant to
     Section 2.05(c), Consents and revocations thereof received after the Preliminary Consent Report Report Date to the time of issuance of the Final Report, and a certification as to whether the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was obtained. If the Completion Date is not more than seventy (70) days after the applicable Consent Record Date fixed pursuant to Section 2.05(c) and the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was not obtained, then the inspectors shall as promptly as practicable issue a Consent Report to the corporation and the Consent Soliciting Shareholders and a certification that the requisite number of shares subject to valid and unrevoked Consents to express the corporate action specified in the Consents was not obtained, and the corporation or the Consent Soliciting Shareholders (whichever is soliciting Consents) shall have the right to request again a Preliminary Consent Report in accordance with the provisions of Section 7.02(e).

          (h) Simultaneously with the delivery of any Final Consent Report to the corporation pursuant to Section 7.02(f) or Section 7.02(g), the inspectors shall deliver all valid and unrevoked Consents to the corporation, which shall constitute delivery of such Consents to the corporation for purposes of Section 180.0704 of the Wisconsin Business Corporation Law and the Articles of Incorporation. A copy of any Final Consent Report shall be included in the book in which the proceedings of meetings of shareholders are recorded.

          (i) As to any Consent, if, prior to the issuance of a Final Consent Report and delivery of Consents to the corporation, all Consent Soliciting Shareholders notify the corporation and the inspectors in writing that such Consent Soliciting Shareholders no longer desire to express consent to the corporate actions specified in the Consents, then the Consents shall be deemed abandoned, and the inspectors shall not issue a Final Consent Report or deliver such Consents to the corporation.

                         ARTICLE VIII. INDEMNIFICATION

     8.01 Mandatory Indemnification of Directors and Officers. To the fullest extent permitted or required by the Statute, the Corporation shall indemnify a Director or Officer against all Liabilities incurred by or on behalf of such Director or Officer in connection with a Proceeding in which the Director or Officer is a Party because he or she is a Director or Officer.

     8.02 Indemnification for Successful Defense. Within twenty (20) days after receipt of a written request, the Corporation shall indemnify a Director or Officer, to the extent he or she has been successful on the merits or otherwise in the defense of a Proceeding, for all reasonable Expenses incurred in the Proceeding if the Director or Officer was a Party because he or she is a Director or Officer of the Corporation.

     8.03 Procedural Requirements.

          (a) In cases not included under Section 8.02, a Director or Officer who seeks indemnification under Section 8.01 shall make a written request therefor to the Corporation. Subject to Section 8.03(b), within sixty days of the Corporation's receipt of such request, the Corporation shall pay or reimburse the Director or Officer for the entire amount of Liabilities incurred by the Director or Officer in connection with the subject Proceeding (net of any Expenses previously advanced pursuant to Section 8.06).

          (b) No indemnification shall be required to be paid by the Corporation pursuant to Section 8.01 if, within such sixty-day period, (i) a Disinterested Quorum, by a majority vote thereof, determines that the Director or Officer requesting indemnification engaged in misconduct constituting a Breach of Duty or (ii) a Disinterested Quorum cannot be obtained.

          (c) In either case of nonpayment pursuant to Section 8.03(b), the Board shall immediately authorize by resolution that an Authority, as provided in Section 8.05, determine whether the Director's or Officer's conduct constituted a Breach of Duty and, therefore, whether indemnification should be denied hereunder.

          (d) (i) If the Board does not authorize an Authority to determine the Director's or Officer's right to indemnification hereunder within such sixty-day period and/or (ii) if indemnification of the requested amount of Liabilities is paid by the Corporation, then it shall be conclusively presumed for all purposes that a Disinterested Quorum has affirmatively determined that the Director or Officer did not engage in misconduct constituting a Breach of Duty and, in the case of clause (i) above (but not clause (ii)), indemnification by the Corporation of the requested amount of Liabilities shall be paid to the Director or Officer immediately.

     8.04 Nonduplication. The Corporation shall not indemnify a Director or Officer under Sections 8.01 or 8.02 if the Director or Officer has previously received indemnification or allowance of Expenses from any person, including the Corporation, in connection with the same Proceeding. However, the Director or Officer has no duty to look to any other person for indemnification.

     8.05 Determination of Right to Indemnification.

          (a) Unless otherwise provided by the Articles of Incorporation or by written agreement between the Director or Officer and the Corporation, if the Board authorizes an Authority to determine a Director's or Officer's right to indemnification pursuant to Section 8.03, then the Director or Officer requesting indemnification shall have the absolute discretionary authority to select one of the following as such Authority:

               (i) By a majority vote of a Disinterested Quorum. If a Disinterested Quorum cannot be obtained, by majority vote of the Board.

               (ii) By independent legal counsel mutually selected by such Director or Officer and by a majority vote of a Disinterested Quorum or, if a Disinterested Quorum cannot be obtained, then by a majority vote of the Board.

               (iii) By a panel of three (3) arbitrators selected from the panels of arbitrators of the American Arbitration Association in Wisconsin consisting of one arbitrator selected by a majority vote of a Disinterested Quorum or, if a Disinterested Quorum cannot be obtained, then by a majority vote of the Board, one arbitrator selected by the Director or Officer seeking indemnification and one arbitrator selected by the two (2) arbitrators previously selected.

               (iv) By an affirmative vote of shares represented at a meeting of shareholders at which a quorum of the voting group entitled to vote thereon is present. Shares owned by, or voted under the control of, persons who are at the time parties to the same or related Proceedings, whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.

               (v) By a court under Section 8.08.

               (vi) By any other method provided for in any additional right to indemnification permitted under Section 8.07.

          (b) In any such determination by the selected Authority there shall exist a rebuttable presumption that the Director's or Officer's conduct did not constitute a Breach of Duty and that indemnification against the requested amount of Liabilities is required. The burden of rebutting such a presumption by clear and convincing evidence shall be on the Corporation or such other party asserting that such indemnification should not be allowed.

          (c) The Authority shall make its determination as to a Director's or Officer's indemnification under Section 8.01 within sixty days of being selected and shall submit a written opinion of its conclusion simultaneously to both the Corporation and the Director or Officer.

          (d) If the Authority determines that indemnification is required hereunder, then the Corporation shall pay the entire requested amount of Liabilities (net of any Expenses previously advanced pursuant to Section 8.06), including interest thereon at a reasonable rate, as determined by the Authority, within ten days of receipt of the Authority's opinion; provided, that, if it is determined by the Authority that a Director or Officer is entitled to indemnification against Liabilities incurred in connection with some claims, issues or matters, but not as to other claims, issues or matters, involved in the subject Proceeding, then the Corporation shall be required to pay (as set forth above) only the amount of such requested Liabilities as the Authority shall deem appropriate in light of all of the circumstances of such Proceeding. The Corporation shall also pay all Expenses incurred in the determination process under (a) by either the Corporation or the Director or Officer, including, without limitation, all Expenses of the selected Authority.

          (e) A determination by the Authority that indemnification is required hereunder shall be binding upon the Corporation regardless of any prior determination that the Director or Officer engaged in a Breach of Duty.

     8.06 Advance of Expenses. Within ten (10) days after receipt of a written request by a Director or Officer who is a Party to a Proceeding, the Corporation shall pay or reimburse his or her reasonable Expenses as incurred if the Director or Officer provides the Corporation with all of the following:

          (a) A written affirmation of his or her good faith belief that he or she has not engaged in misconduct that constitutes a Breach of Duty.

          (b) A written undertaking, executed personally or on his or her behalf, to repay the allowance to the extent that it is ultimately determined under Section 8.05 that indemnification under Section 8.01 is not required and that indemnification is not ordered by a court under
     Section 8.08(b)(2). The undertaking under this subsection shall be an unlimited general obligation of the Director or Officer and may be accepted without reference to his or her ability to repay the allowance. The undertaking may be unsecured.

If the Director or Officer must repay any previously advanced Expenses pursuant to this Section 8.05, then such Director or Officer shall not be required to pay interest on such amounts.

     8.07 Nonexclusivity.

          (a) Sections 8.01, 8.02 and 8.06 do not preclude any additional right to indemnification or allowance of Expenses that a Director or Officer may have, including without limitation under any of the following:

          (b) The Articles of Incorporation.

          (c) A written agreement between the Director or Officer and the Corporation.

          (d) A resolution of the Board of Directors.

          (e) A resolution adopted by the requisite vote of the Corporation's voting shares.

          (f) The Statute.

Nothing contained in this Article VIII shall be deemed to limit the Corporation's obligations to indemnify against Liabilities or allow Expenses to a Director, Officer or employee under the Statute.


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

     8.08 Court-Ordered Indemnification.

          (a) Except as provided otherwise by written agreement between the Director or Officer and the Corporation, a Director or Officer who is a Party to a Proceeding may apply for indemnification to the court conducting the Proceeding or to another court of competent jurisdiction. Application shall be made for an initial determination by the court under Section 8.05(a)(5) or for review by the court of an adverse determination under
     Section 8.05(a) (1), (2), (3), (4) or (6). After receipt of an application, the court shall give any notice it considers necessary.

          (b) The court shall order indemnification if it determines any of the following:

               (i) That the Director or Officer is entitled to indemnification under Sections 8.01 or 8.02.

               (ii) That the Director or Officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, regardless of whether indemnification is required under Section 8.02.

          (c) If the court determines under (b) that the Director or Officer is entitled to indemnification, then the Corporation shall pay the Director's or Officer's Expenses incurred to obtain the court-ordered indemnification.

     8.09 Indemnification and Allowance of Expenses of Certain Others.

          (a) The Corporation shall indemnify an employee of the Corporation who is not a Director or Officer, to the extent that he or she has been successful on the merits or otherwise in defense of a Proceeding, for all reasonable Expenses incurred in the Proceeding if the employee was a Party because he or she was an employee of the Corporation. In addition, the Corporation may indemnify and allow reasonable Expenses of an employee or agent who is not a Director or Officer to the extent provided by the Articles of Incorporation or these Bylaws, by general or specific action of the Board of Directors or by contract.

          (b) The Board may, in its sole and absolute discretion as it deems appropriate, pursuant to a majority vote thereof, indemnify a director or officer of an Affiliate (who is not otherwise serving as a Director or Officer) against all Liabilities, and shall advance the reasonable Expenses, incurred by such director or officer in a Proceeding to the same extent hereunder as if such director or officer incurred such Liabilities because he or she was a Director or Officer, if such director or officer is a Party thereto because he or she is or was a director or officer of the Affiliate.

     8.10 Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is or was an employee, agent, Director or Officer of the Corporation against Liability asserted against or incurred by the individual in his or her capacity as an employee, agent, Director or Officer, regardless of whether the Corporation is required or authorized to indemnify or allow Expenses to the individual against the same Liability under Sections 8.01, 8.02, 8.06,
8.07 and 8.09.


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

     8.11 Securities Law Claims.

          (a) Pursuant to the public policy of the State of Wisconsin, the Corporation shall provide indemnification and allowance of Expenses and may insure for any Liability incurred in connection with a Proceeding involving securities regulation described under (b) to the extent required or permitted under Sections 8.01 to 8.10.

          (b) Sections 8.01 to 8.10 apply, to the extent applicable to any other Proceeding, to any Proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities, securities brokers or dealers, or investment companies or investment advisers.

     8.12 Liberal Construction; Severability.

          (a) In order for the Corporation to obtain and retain qualified directors, officers and employees, the foregoing provisions shall be liberally administered in order to afford maximum indemnification of Directors, Officers and, where Section 8.09 of these Bylaws applies, employees. The indemnification above provided for shall be granted in all applicable cases unless to do so would clearly contravene law, controlling precedent or public policy.

          (b) If any provision of this Article VIII shall be deemed invalid or inoperative, or if a court of competent jurisdiction determines that any of the provisions of this Article VIII contravene public policy, then this
     Article VIII shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further action or deed by or on behalf of the Corporation, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable; it being understood that it is the Corporation's intention to provide the Directors and Officers with the broadest possible protection against personal liability allowable under the Statute.

     8.13 Definitions Applicable to this Article. For purposes of this Article:

          (a) "Affiliate" shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the corporation.

          (b) "Authority" shall mean the entity selected by the Director or Officer to determine his or her right to indemnification pursuant to
     Section 8.05.

          (c) "Board" shall mean the entire then elected and serving Board of Directors of the Corporation, including all members thereof who are Parties to the subject Proceeding or any related Proceeding.

          (d) "Breach of Duty" shall mean the Director or Officer breached or failed to perform his or her duties to the Corporation and his or her breach of or failure to perform those duties is determined, in accordance with Section 8.05, to constitute misconduct under Section 180.0851(2)(a) l, 2, 3 or 4 of the Statute.


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

          (e) "Corporation" means this corporation, any domestic or foreign predecessor of this corporation where the predecessor corporation's existence ceased upon the consummation of a merger or other transaction and any successor corporation or entity to this Corporation by way of merger, consolidation or acquisition of all or substantially all of the capital stock or assets of this Corporation.

          (f) "Director or Officer" means any of the following:

               (i) An individual who is or was a director or officer of this Corporation.

               (ii) An individual who, while a director or officer of this Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, member of any governing or decision-making committee, manager, employee or agent of another corporation or foreign corporation, limited liability company, partnership, joint venture, trust or other enterprise.

               (iii) An individual who, while a director or officer of this Corporation, is or was serving an employee benefit plan because his or her duties to the Corporation also impose duties on, or otherwise involve services by, the person to the plan or to participants in or beneficiaries of the plan.

               (iv) Unless the context requires otherwise, the estate or personal representative of a Director or Officer.

          For purposes of this Article, it shall be conclusively presumed that any Director or Officer serving as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of an affiliate shall be so serving at the request of the Corporation.

          (g) "Disinterested Quorum" shall mean a quorum of the Board who are not Parties to the subject Proceeding or any related Proceeding.

          (h) "Expenses" include fees, costs, charges, disbursements, attorney fees and other expenses incurred in connection with a Proceeding.

          (i) "Liability" includes the obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, and reasonable expenses.

          (j) "Party" includes an individual who was or is, or who is threatened to be made, a named defendant or respondent in a Proceeding; provided, that, for purposes of this Article VIII, the term "Party" shall also include any Director or Officer or employee of the Corporation who is or was a witness in a Proceeding at a time when he or she has not otherwise been formally named a Party thereto or is or was a plaintiff or petitioner in a proceeding because he or she is or was an employee, agent, Director or Officer of the Corporation.

          (k) "Proceeding" means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the corporation or by any other person; provided, that, in accordance with

     Section 180.0859 of the Statute and for purposes of this Article VIII, the term "Proceeding" shall also include all Proceedings (i) brought under (in whole or in part) the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, their respective state counterparts, and/or any rule or regulation promulgated under any of the foregoing; (ii) brought before an Authority or otherwise to enforce rights hereunder; (iii) any appeal from a Proceeding; and (iv) any Proceeding in which the Director or Officer is a plaintiff or petitioner because he or she is or was an employee, agent, Director or Officer of the Corporation.

          (l) "Statute" shall mean Sections 180.0850 through 180.0859, inclusive, of the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes, as the same shall then be in effect, including any amendments thereto, but, in the case of any such amendment, only to the extent such amendment permits or requires the Corporation to provide broader indemnification rights than the Statute permitted or required the Corporation to provide prior to such amendment.

     8.14 Contractual Nature of Article VIII; Repeal or Limitation of Rights. This Article VIII shall be deemed to be a contract between the Corporation and each Director, Officer and employee of the Corporation, and any repeal or other limitation of this Article VIII or any repeal or limitation of the Statute or any other applicable law shall not limit any rights of indemnification against Liabilities or allowance of Expenses then existing or arising out of events, acts or omissions occurring prior to such repeal or limitation, including, without limitation, the right to indemnification against Liabilities or allowance of Expenses for Proceedings commenced after such repeal or limitation to enforce this Article VIII with regard to acts, omissions or events arising prior to such repeal or limitation.

                                ARTICLE IX. SEAL

     The Board of Directors may provide a corporate seal which may be circular in form and have inscribed thereon the name of the corporation and the state of incorporation and the words "Corporate Seal."

                             ARTICLE X. AMENDMENTS

     10.01 By Shareholders. These Bylaws may be amended or repealed and new Bylaws may be adopted by the shareholders by the vote provided in Article VII of the Articles of Incorporation.

     10.02 By Directors. Except as the Articles of Incorporation may otherwise provide, these Bylaws may also be amended or repealed and new Bylaws may be adopted by the Board of Directors by the vote provided in Section 3.08, but (a) no Bylaw adopted by the shareholders shall be amended, repealed or readopted by the Board of Directors if the Bylaw so adopted so provides and (b) a Bylaw adopted or amended by the shareholders that fixes a greater or lower quorum requirement or a greater voting requirement for the Board of Directors than otherwise is provided in the Wisconsin Business Corporation Law may not be amended or repealed by the Board of Directors unless the Bylaw expressly provides that it may be amended or repealed by a specified vote of the Board of Directors. Action by the Board of Directors to adopt or amend a Bylaw that changes the quorum or voting requirement for the Board of Directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect, unless a different voting requirement is specified as provided by the preceding sentence. A Bylaw that fixes a greater or lower quorum requirement or a greater voting requirement for shareholders or voting groups of shareholders than otherwise is provided in the Wisconsin Business Corporation Law may not be adopted, amended or repealed by the Board of Directors.

     10.03 Implied Amendments. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the Bylaws then in effect but is taken or authorized by a vote that would be sufficient to amend the Bylaws so that the Bylaws would be consistent with such action, shall be given the same effect as though the Bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.



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